GREAT-WEST FUNDS, INC.

Great-West Global Bond Fund

Institutional Class Ticker: MXZMX

Investor Class Ticker: MXGBX

(the “Fund”)

Supplement dated July 7, 2021 to the Prospectus, Summary Prospectus and Statement of Additional Information

(“SAI”) for the Fund, each dated April 30, 2021, as supplemented.

At meetings held on June 9-10, 2021 the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Board”), approved the following:

1.

Removing Franklin Advisers, Inc. as a sub-adviser to the Fund and hiring BlueBay Asset Management LLP (“BlueBay”) as an additional sub-adviser alongside Mellon Investments Corporation (“Mellon”), the Fund’s other sub-adviser, effective on or about July 9, 2021 (the “First Effective Date”);

2.	Reducing the management fees and expense limit of the Fund on or about the First Effective Date as follows:

	Management Fees and Expense Limit Prior to the Effective Date	Management Fees and Expense Limit as of the Effective Date
Management Fees	0.58% of the average daily net assets on assets up to $1 billion, 0.53% of the average daily net assets on assets over $1 billion, and 0.48% of the average daily net assets on assets over $2 billion	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Expense Limit	0.66% of the average daily net assets	0.65% of the average daily net assets

3.	Changing the Fund’s benchmark index from the FTSE World Government Bond Index to the Bloomberg Barclays Global Aggregate Index on or about the First Effective Date; and

4.

Sub-adviser responsibilities currently handled by Mellon will transition to Insight North America LLC (“Insight”), an affiliate of Mellon, on or about August 31, 2021 (“Second Effective Date”). The portfolio managers who are currently responsible for the day-to-day management of the Fund will continue to manage the Fund’s investments. This sub-adviser change is occurring because the Bank of New York Mellon Corporation, the parent company of Mellon and Insight, announced its intention to realign several of its investment firms. As a result of this realignment, portfolio managers responsible for managing the Fund’s investments who are employees of Mellon will become employees of Insight and will no longer be employees of Mellon.

Accordingly, on the First Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

All references to Franklin Advisers, Inc. in the Prospectus, Summary Prospectus and SAI are hereby removed.

Under the header “Fund Summary”, in the section entitled “Fees and Expenses of the Fund” of the Prospectus and Summary Prospectus, the “Annual Fund Operating Expenses” table is hereby deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.52%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.17%
Total Annual Fund Operating Expenses	0.65%	1.09%
Fee Waiver and Expense Reimbursement[2]	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
[1]	The management fees of the Fund have been restated to reflect the current management fees.

[2]

The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.

Under the header “Fund Summary”, in the section entitled “Example” of the Prospectus and Summary Prospectus, the table is hereby deleted in its entirety and replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810
Investor Class	$102	$338	$592	$1,321

Under the header “Fund Summary”, in the section entitled “Principal Investment Strategies” of the Prospectus and Summary Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Below is a summary of the principal investment strategies of the Fund.

The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as debt securities, notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate securities, Eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. The Fund focuses on fixed income securities rated investment grade or the unrated equivalent as determined by the sub-advisers, but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may invest without limit in developing and emerging markets. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developed countries and in currencies of the local emerging market countries.

The Fund may invest in derivatives, including but not limited to, credit linked notes, foreign exchange forwards, non-deliverable forwards, total return swaps, interest rate swaps, currency swaps, options, futures, swaptions and credit default swaps, currency forwards and bond futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks or to express a strategic market outlook.

Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: BlueBay Asset Management LLP (“BlueBay”) and Mellon Investments Corporation (“Mellon”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). BlueBay’s investment process combines a top down focus on structural trends in policy and politics and impacts on global fixed income markets with a bottom-up relative value strategy for security and sector selection. Mellon focuses on identifying undervalued government bond markets, currencies, sectors and securities and looks for fixed-income securities with the most potential for added value. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to BlueBay and a 50% allocation of the Fund’s assets to Mellon. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

Under the header “Fund Summary”, in the section entitled “Principal Investment Risks” of the Prospectus and Summary Prospectus, the following risk is being added:

Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.

Under the header “Fund Summary”, in the section entitled “Sub-Advisers” of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

BlueBay and Mellon

Under the header “Fund Summary”, in the section entitled “Portfolio Managers” of the Prospectus and Summary Prospectus, the table is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Title	Portfolio Manager of the Fund Since
BlueBay
Mark Dowding	Chief Investment Officer and Senior Portfolio Manager	2021
Kaspar Hense	Senior Portfolio Manager	2021
Mellon
Brendan J. Murphy, CFA	Managing Director, Head of Global and Multi-Sector Fixed Income	2018
Scott Zaleski, CFA	Director and Senior Portfolio Manager	2018

Under the header “More Information about the Fund,” in the section entitled “Principal Investment Strategies” of the Prospectus, the section is hereby deleted in its entirety and replaced with the following:

The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as debt securities, notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate securities, Eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. A non-U.S. issuer issues a security in the currency of a country other than the United States. The Fund may invest without limit in developing and emerging markets. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developed countries and in currencies of the local emerging market countries.

The Fund focuses on securities rated investment grade or the unrated equivalent as determined by the Sub-Advisers but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality by the portfolio managers. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will reevaluate the security, but will not be required to sell it. Below investment grade securities are rated BB or lower by S&P, or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Below investment grade securities include certain corporate debt obligations, preferred stock and mortgage-related securities, and securities convertible into the foregoing.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

The Fund may invest in derivatives, including but not limited to, credit linked notes, foreign exchange forwards, non-deliverable forwards, total return swaps, interest rate swaps, currency swaps, options, futures, swaptions and credit default swaps, currency forwards and bond futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks or to express a strategic market outlook. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

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A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

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Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified exercise price during a period of time or on a specified date.

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A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.

GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by BlueBay and Mellon. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to BlueBay and a 50% allocation of the Fund’s assets to Mellon. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

BlueBay’s investment philosophy is based on its belief that financial markets are inefficient and continuously provide new and different investment opportunities. BlueBay believes that these inefficiencies can be identified and exploited through active management based on proprietary research. BlueBay’s investment philosophy defines their investment process. BlueBay operates a single investment process, supported by one deeply resourced team of high-quality investment specialists. BlueBay’s specialists adopt a forensic approach to proprietary macro, credit and environmental, social and governance (ESG) research to help identify both long and short opportunities across the investment universe. BlueBay believes that having one team of specialists operating a single investment process gives it a more holistic and nuanced approach to decision making, with a strong emphasis on capital preservation in a disciplined and risk-controlled environment.

Mellon focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. Mellon selects securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt; and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” of the Prospectus, the following risk is being added:

Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Under the header “Management and Organization”, in the section entitled “Advisory Fees” of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.57% of the Fund’s average daily net assets up to $1 billion dollars, 0.52% of the Fund’s average daily net assets over $1 billion and 0.47% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.65% of the Class’s average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.

Under the header “Management and Organization”, in the section entitled “Sub-Advisers” of the Prospectus, the following is hereby incorporated:

BlueBay, an English limited liability partnership domiciled in the United Kingdom with its principal business address at 77 Grosvenor Street, London, W1K3JR, is registered as an investment adviser pursuant to the Advisers Act. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. BlueBay was founded in 2001 and is an active fixed income specialist which provides asset management services to institutional investors and third-party distributors.

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Mark Dowding, is Partner, Chief Investment Officer and Senior Portfolio Manager. Mr. Dowding has over 27 years investment experience as a macro fixed income investor and has been a Senior Portfolio Manager at BlueBay since he joined in August 2010. Mr. Dowding holds a Bachelor of Sciences (Hons) in Economics from the University of Warwick.

●

Kaspar Hense, is Partner and Senior Portfolio Manager. He joined BlueBay in August 2014 and holds a Master’s degree in Financial Management from a joint programme of the Christian Albrechts University of Kiel and the University of San Diego as well as a Master’s Degree in Economics from the Christian Albrechts University of Kiel. Mr. Hense is a CFA Charterholder.

In the section of the SAI entitled “Sub-Advisers” following “ARIEL INVESTMENTS, LLC”, a new section is being added:

BLUEBAY ASSET MANAGEMENT LLP

BlueBay Asset Management LLP (“BlueBay”) serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and BlueBay dated July 9, 2021. BlueBay, an English limited liability partnership domiciled in the United Kingdom with its principal business address at 77 Grosvenor Street, London, W1K3JR, is registered as an investment adviser pursuant to the Advisers Act. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. BlueBay was founded in 2001 and is an active fixed income specialist which provides asset management services to institutional investors and third-party distributors.

GWCM is responsible for compensating BlueBay, which receives monthly compensation for its services at the annual rate of 0.25% of the average daily net asset value on the first $100 million of assets and 0.20% on all assets over $100 million on the portion of the Fund BlueBay manages.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 23, 2021.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)

Mark Dowding*	2	$810	11	$13,427	12	$5,904	0	$0	2	$590	0	$0

Kaspar Hense*	2	$1,644	5	$11,273	16	$5,311	0	$0	0	$0	0	$0

* Messrs. Dowding and Hense were added as portfolio managers of the Fund on July 9, 2021.

Material Conflicts of Interest Policy

BlueBay provides a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following potential and actual conflicts of interest, among others, are presented to BlueBay in the operation of its investment advisory services:

●	BlueBay faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
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BlueBay may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, BlueBay may face conflicts of interest with respect to redeeming investors and remaining investors.

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BlueBay may collect greater compensation for certain funds or accounts than that received for a fund or may receive performance-based compensation. This may create a potential conflict of interest for BlueBay or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time or attention.

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Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, BlueBay may have an incentive to allocate trades or investment opportunities to certain accounts or funds.

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As a result of information barriers, personnel within BlueBay may trade differently from the Fund. Also, if BlueBay obtains material non-public confidential information as part of its business activities with other clients, it may be restricted from purchasing or selling securities for a fund.

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Where BlueBay advises both sides of a transaction (cross transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit its decision to engage in these transactions. BlueBay may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any cross or transactions will be effected in accordance with fiduciary requirements and applicable law.

●	BlueBay’s participation in certain markets or its actions for particular clients could also restrict or affect a fund’s ability to transact in those markets.
●

Potential conflicts of interest also exist when BlueBay has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon BlueBay by law, regulation, contract or internal policies. They could prevent a fund from purchasing particular financial instruments, even if the financial instruments would otherwise meet the fund’s objectives.

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Although BlueBay is not the primary valuation agent of the Fund, it performs certain valuation services related to securities and assets in the Fund. BlueBay may value an identical asset differently than another division or unit within BlueBay values the asset. BlueBay may also value an identical asset differently in different accounts or funds.

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Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or BlueBay voting differently to its affiliates or the advice given by its affiliates to their clients.

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Subject to applicable law, BlueBay, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to funds in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

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BlueBay and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of fund shares, as well as sponsor various educational programs, sales contests and/or promotions. BlueBay, the distributor and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.

To address the types of conflicts referred to above, BlueBay has adopted policies and procedures under which it will detect, manage or mitigate them in a manner that it believes is consistent with its obligations as an investment adviser.

Compensation

All employees are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.

BlueBay continues to operate a discretionary deferred bonus arrangement for all employees awarded bonuses over a certain threshold. Under this arrangement, qualifying bonus awards are made in the form of conditional investments in advisory accounts managed by BlueBay which vest at the end of a three-year period. Unvested bonus awards will typically be forfeited by a departing employee.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of July 9, 2021.

On the Second Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

All references to Mellon Investments Corporation in the Prospectus, Summary Prospectus and SAI are hereby removed and replaced with Insight North America LLC.

Under the header “Management and Organization”, in the section entitled “Sub-Advisers” of the Prospectus, the paragraph discussing Mellon is hereby deleted and replaced with the following:

Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10016, is registered as an investment adviser pursuant to the Advisers Act. Insight is an indirect wholly-owned subsidiary of the Bank of New York Mellon Corporation, a global financial services organization that provides investment management and services worldwide.

In the section entitled “Sub-Advisers,” the “MELLON INVESTMENTS CORPORATION” sub-section of the SAI is hereby deleted in its entirety; in the same section of the SAI, immediately preceding “IRISH LIFE INVESTMENT MANAGERS LIMITED”, a new section is being added:

INSIGHT NORTH AMERICA LLC

Insight North America LLC (“Insight”) serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Insight dated August 31, 2021. Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10016, is registered as an investment adviser pursuant to the Advisers Act. Insight is an indirect wholly-owned subsidiary of the Bank of New York Mellon Corporation (“BNYM”), a global financial services organization that provides investment management and services worldwide.

GWCM is responsible for compensating Insight, which receives monthly compensation for its services at the annual rate of 0.225% of the average daily net asset value on the portion of the Fund Insight manages.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brendan J. Murphy, CFA	1	$404	4	$221	10	$4,364	0	$0	0	$0	1	2,249

Scott Zaleski, CFA	1	$132	0	$0	0	$0	0	$0	0	$0	0	$0

Material Conflicts of Interest Policy

In the course of Insight’s normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Insight or its personnel diverge from those of a client or when Insight or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

Insight ensures it manages conflicts of interest fairly and in accordance with the SEC and does not place its own interests unfairly above those of its customers.

All material conflicts of interest are presented in greater detail within Part 2A of Insight’s Form ADV.

Compensation

Insight has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight’s approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the Insight long-term incentive plan (“LTIP”). Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm’s parent company, BNYM.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-year performance cycles. This is also supported by the Insight LTIP, which typically vests over three years. The application of the above policy and principles are reviewed at least twice each year by the Insight Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of August 31, 2021.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2021, as supplemented.

Please keep this Supplement for future reference.